                                                                    EXHIBIT 4(c)

                                     FORM OF
                              AMENDED AND RESTATED
                  DECLARATION OF TRUST FOR BGE CAPITAL TRUST II
                                      among

                       BALTIMORE GAS AND ELECTRIC COMPANY
                                 (as Depositor)

                              THE BANK OF NEW YORK
                              (as Property Trustee)

                         THE BANK OF NEW YORK (DELAWARE)
                              (as Delaware Trustee)

                                       and

                     THE ADMINISTRATIVE TRUSTEE NAMED HEREIN


                                   Dated as of

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I Defined Terms...........................................................................................1
    Section 1.01.  Definitions....................................................................................1

ARTICLE II Continuation of the Trust.............................................................................11
    Section 2.01.  Name..........................................................................................11
    Section 2.02.  Office of the Delaware Trustee; Principal Place of Business...................................11
    Section 2.03.  Initial Contribution of Trust Property; Expenses of the Trust.................................12
    Section 2.04.  Issuance of the Trust Securities..............................................................13
    Section 2.05.  Purchase of Debentures........................................................................13
    Section 2.06.  Declaration...................................................................................14
    Section 2.07.  Authorization to Enter into Certain Transactions..............................................14
    Section 2.08.  Assets of Trust...............................................................................19
    Section 2.09.  Title to Trust Property.......................................................................19

ARTICLE III Payment Account......................................................................................20
    Section 3.01.  Payment Account...............................................................................20

ARTICLE IV Distributions; Redemption.............................................................................20
    Section 4.01.  Distributions.................................................................................20
    Section 4.02.  Redemption....................................................................................21
    Section 4.03.  Subordination of Common Securities............................................................24
    Section 4.04.  Payment Procedures............................................................................25
    Section 4.05.  Tax Returns and Reports.......................................................................25
    Section 4.06.  Payments under Indenture......................................................................25

ARTICLE V Trust Securities Certificates..........................................................................26
    Section 5.01.  Initial Ownership.............................................................................26
    Section 5.02.  The Trust Securities Certificates............................................................266
    Section 5.03.  Delivery of Trust Securities Certificates.....................................................26
    Section 5.04.  Registration of Transfer and Exchange of Preferred Securities Certificates....................27
    Section 5.05.  Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates............................29
    Section 5.06.  Persons Deemed Securityholders................................................................29
    Section 5.07.  Access to List of Securityholders' Names and Addresses........................................29
    Section 5.08.  Maintenance of Office or Agency...............................................................30
    Section 5.09.  Appointment of Paying Agent...................................................................30
    Section 5.10.  Transfer of Securities........................................................................31
    Section 5.11.  Book-Entry Preferred Securities Certificates;Common Securities Certificate....................31
    Section 5.12.  Definitive Preferred Securities Certificates..................................................33
    Section 5.13.  Rights of Securityholders.....................................................................34

ARTICLE VI  Acts of Securityholders; Meetings; Voting............................................................37
    Section 6.01.  Limitations on Voting Rights..................................................................37
    Section 6.02.  Notice of Meetings............................................................................38
    Section 6.03.  Meetings of Preferred Securityholders.........................................................38
    Section 6.04.  Voting Rights.................................................................................39
    Section 6.05.  Proxies, etc..................................................................................39
    Section 6.06.  Securityholder Action by Written Consent......................................................39
    Section 6.07.  Record Date for Voting and Other Purposes.....................................................40
    Section 6.08.  Acts of Securityholders.......................................................................40
    Section 6.09.  Inspection of Records.........................................................................41

ARTICLE VII  The Trustees........................................................................................41
    Section 7.01.  Certain Duties and Responsibilities...........................................................41
    Section 7.02.  Notice of Defaults; Direct Action by Securityholders..........................................42
    Section 7.03.  Certain Rights of Property Trustee............................................................43
    Section 7.04.  Not Responsible for Recitals or Issuance of Securities........................................44
    Section 7.05.  May Hold Securities...........................................................................44
    Section 7.06.  Compensation; Indemnity; Fees.................................................................45
    Section 7.07.  Corporate Property Trustee Required; Eligibility of Trustees..................................48
    Section 7.08.  Conflicting Interests.........................................................................49
    Section 7.09.  Co-Trustees and Separate Trustee..............................................................49
    Section 7.10.  Resignation and Removal; Appointment of Successor.............................................51
    Section 7.11.  Acceptance of Appointment by Successor........................................................53
    Section 7.12.  Merger, Conversion, Consolidation or Succession to Business...................................53
    Section 7.13.  Preferential Collection of Claims Against Depositor or Trust..................................54
    Section 7.14.  Reports by Property Trustee...................................................................54
    Section 7.15.  Reports to the Property Trustee...............................................................55
    Section 7.16.  Evidence of Compliance with Conditions Precedent..............................................55
    Section 7.17.  Statements Required in Officers' Certificate and Opinion of Counsel...........................53
    Section 7.18.  Number of Trustees............................................................................53
    Section 7.19.  Delegation of Power...........................................................................54
    Section 7.20.  Voting........................................................................................54
    Section 7.21.  Property Trustee May File Proof of Claim

ARTICLE VIII  Dissolution and Liquidation........................................................................57
    Section 8.01.  Dissolution Upon Expiration Date..............................................................57
    Section 8.02.  Early Dissolution.............................................................................58
    Section 8.03.  Dissolution...................................................................................58
    Section 8.04.  Liquidation...................................................................................58

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
ARTICLE IX  Mergers, Etc.........................................................................................60
    Section 9.01.  Mergers, Consolidations, Amalgamations or Replacements of the Trust...........................60

ARTICLE X  Miscellaneous Provisions..............................................................................62
    Section 10.01. Limitation of Rights of Securityholders.......................................................62
    Section 10.02. Amendment.....................................................................................62
    Section 10.03. Severability..................................................................................63
    Section 10.04. Fiscal Year...................................................................................63
    Section 10.05. Certain Accounting Matters....................................................................64
    Section 10.06. Governing Law.................................................................................64
    Section 10.07. Payments Due on Non-Business Day..............................................................64
    Section 10.08. Successors and Assigns........................................................................64
    Section 10.09. Headings......................................................................................64
    Section 10.10. Reports, Notices and Demands..................................................................65
    Section 10.11. Agreement Not to Petition.....................................................................65
    Section 10.12. Trust Indenture Act; Conflict with Trust Indenture Act........................................66
    Section 10.13. Acceptance of Terms of Declaration, Guarantee and Indenture...................................66

ARTICLE XI  Representations of Property Trustee and Delaware Trustee.............................................67
    Section 11.01.  Representations and Warranties of Property Trustee...........................................67
    Section 11.02.  Representations and Warranties of Delaware Trustee...........................................68

                              BGE Capital Trust II

            Certain Sections of this Declaration of Trust relating to
                         Sections 310 through 318 of the

                           Trust Indenture Act of 1939

Trust Indenture                                                                               Declaration of Trust
  Act Section                                                                                              Section
---------------                                                                               --------------------
Sections 310 (a)(1).........................................................................................  7.07
     (a)(2).................................................................................................  7.07
     (a)(3).................................................................................................  7.09
     (a)(4)........................................................................................... 2.07(a)(ii)
     (b)....................................................................................................  7.08
Sections 311 (a)............................................................................................. 7.13
     (b)..................................................................................................... 7.13
Sections 312 (a)............................................................................................. 5.07
     (b)..................................................................................................... 5.07
     (c)..................................................................................................... 5.07
Sections 313 (a)............................................................................................. 7.14
     (b)..................................................................................................... 7.14
     (c)..................................................................................................... 7.14
     (d)..................................................................................................... 7.14
Sections 314 (a)............................................................................................  7.15
     (b)..........................................................................................  Not Applicable
     (c)(1)...........................................................................................  7.16, 7.17
     (c)(2)...........................................................................................  7.16, 7.17
     (c)(3)........................................................................................ Not Applicable
     (d)..........................................................................................  Not Applicable
     (e)..................................................................................................... 7.17
Sections 315 (a)................................................................................  7.01(a), 7.03(a)
     (b).............................................................................................  7.02, 10.08
     (c).................................................................................................  7.01(a)
     (d)..............................................................................................  7.01, 7.03
     (e)........................................................................................... Not Applicable
Sections 316 (a)..................................................................................  Not Applicable
     (a)(1)(A)....................................................................................  Not Applicable
     (a)(1)(B)..................................................................................... Not Applicable
     (a)(2).......................................................................................  Not Applicable
     (b)..........................................................................................  Not Applicable
     (c)............................................................................................Not Applicable

                                                                                                               Page
                                                                                                               ----
Sections 317 (a)(1)...............................................................................  Not Applicable
     (a)(2)................................................................................................... 7.20
     (b)..................................................................................................... 5.09
Sections 318 (a).............................................................................................10.10

--------------------
Note:    This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Declaration of Trust.

     AMENDED AND RESTATED DECLARATION of BGE Capital Trust II (the "Trust"), dated as of among (i) Baltimore Gas and Electric Company a, Maryland corporation (the "Depositor"), (ii) The Bank of New York, a New York banking corporation, as trustee (the "Property Trustee"), (iii) The Bank of New York (Delaware), whose address in Delaware is White Clay Center, Route 273, Newark, Delaware 19711, as Delaware trustee (the "Delaware Trustee"), (iv) Thomas E. Ruszin, Jr, an individual whose address is 39 W. Lexington Street, Baltimore, Maryland 21201 (the "Administrative Trustee") (the Property Trustee, the Delaware Trustee and the Administrative Trustee are referred to collectively as the "Trustees"), and
(v) the several Holders, as hereinafter defined.

                                   WITNESSETH:

7     WHEREAS, the Depositor, the Property Trustee, the Delaware Trustee and the
Administrative Trustee have heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by entering into a Declaration of Trust, dated as of , 2003 (the "Original Declaration"), and by executing and filing with the Secretary of State of the State of Delaware a Certificate of Trust on ,2003, which is attached hereto as Exhibit A; and

     WHEREAS, the Depositor, the Property Trustee, the Delaware Trustee and the Administrative Trustee desire to amend and restate the Original Declaration in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities, as hereinafter defined, by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities, as hereinafter defined, by the Trust pursuant to the Purchase Agreement, as hereinafter defined, and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures, as hereinafter defined.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, as hereinafter defined, hereby amends and restates the Original Declaration in its entirety and agrees as follows:

                                    ARTICLE I

                                  Defined Terms

     Section 1. Definitions. For all purposes of this Declaration, except as otherwise expressly provided or unless the

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context otherwise requires:

          (a) each term defined in this Article I has the meaning assigned to it in this Article I and includes the plural as well as the singular;

          (b) each of the other terms used herein that is defined in the Trust Indenture Act, either directly or by reference therein, has the meaning assigned to it therein;

          (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

     "Act" has the meaning specified in Section 6.08.

     "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Compounded Interest paid by the Depositor on a Like Amount of Debentures for such period.

     "Additional Interest" has the meaning specified in Section 1.1(f) of the Second Supplemental Indenture.

     "Administrative Trustee" means the individual identified as the "Administrative Trustee" in the preamble to this Declaration, solely in his/her capacity as Administrative Trustee of the Trust and not in his/her individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Book-Entry Preferred Security, the rules and procedures of the Clearing Agency for such Book-Entry

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Preferred Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following events:

          (a) Such Person, pursuant to or within the meaning of any Bankruptcy
Law:

               (i) commences a voluntary case or proceeding;

               (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding;

               (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, and such Custodian is not discharged within 60 days;

               (iv) makes a general assignment for the benefit of its creditors; or

               (v) admits in writing its inability to pay its debts generally as they become due; or

          (b) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against such Person in an involuntary case or proceeding;

               (ii) appoints a Custodian of such Person for all or substantially all of its properties; or

               (iii) orders the liquidation of such Person,

and in each case the order or decree remains unstayed and in effect for 120 days.

     "Bankruptcy Laws" means Title 11 of the United States Code, or similar federal or state law for the relief of debtors.

     "Board of Directors" means the board of directors of the Depositor or the Executive Committee of the board of directors of the Depositor (or any other committee of the board of directors of the Depositor performing similar functions) or a committee designated by the board of directors of the Depositor (or any such committee), comprised of two or more members of the board of directors of the Depositor or officers of the Depositor, or both.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated and to be in full force and effect on the date of such certification, and delivered to the Trustees.

     "Book-Entry Preferred Securities Certificates" means certificates representing Preferred Securities issued in global, fully registered form with the Clearing Agency as described in Section 5.11.

     "Book-Entry Preferred Security" means a Preferred Security, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described iin Section 5.11.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the State of Maryland are authorized or obligated by law, regulation or executive order to close.

     "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and DTC, as the same may be amended and supplemented from time to time.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The Depository Trust Company ("DTC") will be the initial Clearing Agency.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means the Closing Date as defined in the Purchase Agreement, which date is also the date of execution and delivery of this Declaration.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached hereto as Exhibit B.

     "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Company Indemnified Person" means the Administrative Trustee or any Affiliate, agent or representative thereof.

     "Compounded Interest" has the meaning specified in Section 4.1 of the Second Supplemental Indenture.

     "Corporate Trust Office" means the principal corporate office of the Property Trustee located in New York which at the date hereof is 101 Barclay Street, Floor 21 West, New York, New York.

     "Creditor" has the meaning specified in Section 2.03(d).

     "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

     "Debenture Event of Default" means an "Event of Default" as defined in the Indenture with respect to the Debentures.

     "Debenture Redemption Date" means "Redemption Date" as defined in the Indenture with respect to the Debentures.

     "Debenture Trustee" means The Bank of New York, a New York banking corporation, in its capacity as trustee under the Indenture, or any successor thereto appointed in accordance with the terms and provisions of the Indenture.

     "Debentures" means the Depositor's % Deferrable Interest Subordinated Debentures due [2043] issued pursuant to the Indenture.

     "Declaration" means this Amended and Restated Declaration, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

     "Definitive Preferred Securities Certificates" means certificates representing Preferred Securities issued in certificated, fully registered form as described in Section 5.12.

     "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801, et seq., or any successor statute thereto, in each case as it may be amended from time to time.

     "Delaware Trustee" means the entity identified as the "Delaware Trustee" in the preamble to this Declaration solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

     "Depositor" has the meaning specified in the preamble to this Declaration.

     "Distribution Date" has the meaning specified in Section 4.01(a).

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

     "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the occurrence of a Debenture Event of Default ;

     (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

     (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

     (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Declaration (other than those specified in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Trustees and to the Depositor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

     (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee if a successor Property Trustee has not been appointed within 90 days thereof.

     "Expiration Date" has the meaning specified in Section 8.01.

     "Extension Period" means the period or periods in which pursuant to the Indenture payments of interest on the Debentures are deferred by extending the interest payment periods thereof.

     "Guarantee" means the Preferred Securities Guarantee Agreement executed and delivered by the Depositor to The Bank of New York, a New York banking corporation, as trustee thereunder, contemporaneously with the execution and delivery of this Declaration, for the benefit of the Holders of the Preferred Securities, as amended from time, to time.

     "Indenture" means the Indenture, dated as of June 15, 1998 between the Depositor and the Debenture Trustee, as trustee thereunder, as amended or supplemented from time to time, providing for the issuance of Debentures of the Depositor.

     "Investment Company" means any company subject to the 1940 Act.

     "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having an aggregate Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with the Indenture, (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust, Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities in exchange for which such Debentures are distributed and (c) with respect to any distribution of Additional Amounts to Holders of Trust Securities, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities in respect of which such distribution is made.

     "Liquidation Amount" means the stated amount of $25 per Trust Security.

     "Liquidation Date" means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 8.04(a).

     "Liquidation Distribution" has the meaning specified in Section 8.04(d).

     "Majority in Liquidation Amount of the Preferred Securities" or "Majority in Liquidation Amount of the Common Securities" means, except as provided by the Trust Indenture Act, Preferred Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Preferred Securities or Common Securities, as the case may be.

     "1940 Act" means the Investment Company Act of 1940, or any successor statute thereto, in each case as amended from time to time.

     "Officers' Certificate" means a certificate signed by the Chairman, the Vice Chairman, the President or any Vice President, and the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Depositor.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor or an Affiliate of the Depositor, and may be an employee of the Depositor, and who shall be acceptable to the Property Trustee.

     "Original Declaration" has the meaning specified in the recitals to this Declaration.

     "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration, except:

          (a) Trust Securities theretofore cancelled by the Administrative Trustee or delivered to the Administrative Trustee for cancellation;

          (b) Trust Securities for whose redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration;

          (c) Trust Securities which have been paid or in exchange for, or in lieu of, which other Trust Securities have been executed and delivered pursuant to Sections 5.04, 5.05 and 5.11 other than any such Trust Securities in respect of which there shall have been presented to the Property Trustee proof satisfactory to it that such Trust Securities are held by a protected purchaser; and

          (d) as provided in Section 8.04(c);

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities which such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustee the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

     "Owner" means each Person who is the beneficial owner of Book-Entry Preferred Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

     "Paying Agent" means the Property Trustee and any co-paying agent appointed pursuant to Section 5.09.

     "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee in its trust department for the benefit of the Securityholders in which all amounts paid to the Property Trustee in respect of the Debentures or the Guarantee will be held and from which the Property Trustee or such other Paying Agent shall make payments to the Securityholders in accordance with Article 4.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity of whatever nature.

     "Preferred Security" means a preferred security issued by the Trust, constituting an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25 and having rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Preferred Securities Certificate" means a certificate evidencing ownership of one or more Preferred Securities, substantially in the form attached hereto as Exhibit C.

     "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Declaration solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as herein provided.

     "Purchase Agreement" means the Purchase Agreement, dated      , 2003 among
the Trust, the Depositor and the Purchasers named therein.

     "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

     "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions thereon to the Redemption Date.

     "Second Supplemental Indenture" means the Second Supplemental Indenture,
dated as of      , 2003, to the Indenture.

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     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.04.

     "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Statutory Trust Act.

     "Successor Securities" has the meaning specified in Section 9.01.

     "Trust" means the Delaware statutory trust created pursuant to the Original Declaration and continued hereby and identified on the cover page to this Declaration.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Declaration was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Declaration.

     "Trust Security" means any one of the Common Securities or the Preferred Securities.

     "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

                                   ARTICLE II

                            Continuation of the Trust

     Section 2.01. Name. The Trust continued hereby shall be known as "BGE Capital Trust II", as such name may be modified from time to time by the Administrative Trustee following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02. Office of the Delaware Trustee; Principal Place of Business. The address of the Delaware Trustee in the State of Delaware is White Clay Center, Route 273, Newark,

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Delaware 19711 or such other address in the State of Delaware as the Delaware
Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Trust is c/o Baltimore Gas and Electric Company, 39 W. Lexington Street, Baltimore, MD 21201.

     Section 2.03. Initial Contribution of Trust Property; Expenses of the
Trust.

     (a) The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Declaration of the sum of $10, which constituted the initial Trust Property.

     (b) The Depositor shall be responsible for and shall pay for all obligations (other than with respect to the Trust Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance and sale of the Preferred Securities, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees as provided in Section 7.06, the costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agent(s), Securities Registrar, duplication, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of the Trust Property).

     (c) The Depositor will pay any and all taxes (other than United States federal income taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust except in the case that such taxes give rise to Additional Interest.

     (d) The Depositor's obligations under this Section 2.03 shall be for the benefit of, and shall be enforceable by, the Property Trustee and any Person to whom any such obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. The Property Trustee and any such Creditor may enforce the Depositor's obligations under this Section
2.03 directly against the Depositor and the Depositor irrevocably waives any right or remedy to require that the Property Trustee or any such Creditor take any action against the Trust or any other Person before proceeding against the Depositor. The Depositor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this
Section 2.03.

     (e) The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

     (f) Except as expressly set forth in this Declaration, the Debentures, the Guarantee and the terms of the Preferred Securities, the Depositor shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Preferred Securities which shall be made solely from the Trust Property, and shall not be required to pay to the Trust or to any Holder of Preferred Securities any deficit upon dissolution of the Trust or otherwise.

     Section 2.04. Issuance of the Trust Securities.

     (a) The Trust may issue only one series of Preferred Securities and one series of Common Securities.

     (b) The Depositor, both on its behalf and on behalf of the Trust pursuant to the Original Declaration, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Declaration, the Administrative Trustee, on behalf of the Trust, shall execute in accordance with
Section 5.02 and deliver to the Purchasers named in the Purchase Agreement one or more Book-Entry Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, representing 10,000,000 Preferred Securities having an aggregate Liquidation Amount of $250,000,000, against receipt by the Property Trustee of the aggregate purchase price of such Preferred Securities of $250,000,000, which amount the Administrative Trustee shall promptly deliver to the Property Trustee. Contemporaneously therewith, the Administrative Trustee, on behalf of the Trust, shall execute in accordance with
Section 5.02 and deliver to the Depositor a Common Securities Certificate, registered in the name of the Depositor, representing 309,278 Common Securities having an aggregate Liquidation Amount of $7,731,950, and in satisfaction of the purchase price of such Common Securities the Depositor shall deliver to the Property Trustee the sum of 7,731,950.

     Section 2.05. Purchase of Debentures. Contemporaneously with the execution and delivery of this Declaration, (i) the Administrative Trustee, on behalf of the Trust, shall purchase $257,731,950 aggregate principal amount of Debentures from the Depositor, registered in the name of the Property Trustee on behalf of the Securityholders and the Trust and (ii) in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $257,731,950.

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     Section 2.06. Declaration.

     (a) The exclusive purposes and functions of the Trust are (1) to issue and sell Trust Securities and use the gross proceeds from such sale to acquire the Debentures, (2) to distribute the cash payments it receives from Debentures it owns to holders of the Trust Securities and (3) except as otherwise limited herein, to engage in only those activities necessary, appropriate, convenient or incidental thereto. The Depositor hereby reaffirms the appointment of the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustee shall have all rights, powers and duties set forth herein. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Property Trustee or the Administrative Trustee set forth herein, except as mandated by the Delaware Statutory Trust Act. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act.

     (b) The parties intend that the Trust will be classified as a grantor trust for United States federal income tax purposes, that the Holders of the Trust Securities will be treated as the owners of the Trust Property for United States federal income tax purposes, and such Holders will include directly in their gross income the income, gain, deduction or loss of the Trust. No party to this Declaration will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

     Section 2.07. Authorization to Enter into Certain Transactions.

     (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph
(b) of this Section, and in accordance with the following provisions (i) and
(ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

          (i) As among the Trustees, the Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

               (A) the issuance and sale of the Trust Securities on behalf of the Trust;

               (B) causing the Trust to enter into, and executing, delivering and performing on behalf of the Trust, such agreements as, in the Administrative Trustee's opinion, may be necessary or desirable in connection with the purposes and function of the Trust, including the appointment of a depository and registrar as well as any successor thereto;

               (C) assisting in registering the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and qualifying this Declaration as a trust indenture under the Trust Indenture Act;

               (D) assisting in the listing of the Preferred Securities upon such securities exchange or exchanges as the Depositor shall determine and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing, if any;

               (E) acquiring the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; PROVIDED, HOWEVER, that the Administrative Trustee shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities, the Holder of Common Securities and the Trust;

               (F) to the extent provided in this Declaration, terminating and liquidating the Trust and preparing, executing and filing the certificate of cancellation with the Secretary of State of the State of Delaware;

               (G) sending notices or assisting the Property Trustee in sending notices and other information regarding the Trust Securities and the Debentures to Securityholders in accordance with this Declaration;

               (H) employing or otherwise engaging employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and paying reasonable compensation for the services provided by such Persons;

               (I) causing the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (J) incurring expenses that are necessary, appropriate, convenient or incidental to carry out any of the purposes of the Trust;

               (K) taking all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (L) taking all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustee, on behalf of the Trust;

               (M) taking all actions and performing such duties as may be required of the Administrative Trustee pursuant to the terms of this Declaration; and

               (N) taking any action incidental to the foregoing as the Administrative Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

          Any expenses incurred by the Administrative Trustee pursuant to this
Section 2.07 shall be reimbursed by the Depositor.

          (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

               (A) establishing and maintaining the Payment Account and appointing Paying Agents (subject to

          Section 5.09);

               (B) receiving payment of the purchase price of the Trust Securities;

               (C) receiving and holding the Debentures;

               (D) collecting interest and principal payments on the Debentures and depositing them in the Payment Account;

               (E) making Distributions and other payments through a Paying Agent to the Securityholders in respect of the Trust Securities;

               (F) exercising all of the rights, powers and privileges of a holder of the Debentures;

               (G) sending notices of defaults, redemptions, Extension Periods, liquidations and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Declaration;

               (H) to the extent provided in this Declaration, terminating and liquidating the Trust, including distributing the Trust Property in accordance with the terms of this Declaration, and preparing, executing and filing the certificate of cancellation with the Secretary of State of the State of Delaware;

               (I) taking all action and performing such duties as may be required of the Property Trustee pursuant to the terms of this Declaration;

               (J) after an Event of Default (other than under paragraph (b), (c), (d) or (e) of such term if such Event of Default is by or with respect to the Property Trustee), taking any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

               (K) registering transfers and exchanges of the Preferred Securities in accordance with this Declaration (but only if at such time the Property

          Trustee shall be the Securities Registrar).

     (b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees acting on behalf of the Trust shall not (i) acquire any assets or investments (other than the Debentures), reinvest the proceeds derived from investments, possess any power or otherwise act in such a way as to vary the Trust Property or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a grantor trust for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, (v) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Trust Securities, or (vi) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

     (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

          (i) preparing for filing, filing with the Commission and executing on behalf of the Trust a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

          (ii) determining the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and doing any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advising the Trustees of actions they must take on behalf of the Trust, and preparing for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (iii) preparing for filing, filing and executing on behalf of the Trust an application to the New York Stock Exchange or any other national stock exchange or The Nasdaq National Market for listing upon notice of issuance of any Preferred Securities, and preparing for filing, filing and executing on behalf of the Trust all other applications, statements, certificates, agreements and other instruments as shall be necessary for such listing;

          (iv) preparing for filing, filing with the Commission and executing on behalf of the Trust a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto;

          (v) negotiating the terms of, executing, delivering and performing the Purchase Agreement providing for the sale of the Preferred Securities; and

          (vi) taking any other actions necessary or desirable to carry out any of the foregoing activities.

     (d) Notwithstanding anything herein to the contrary, the Administrative Trustee is authorized and directed to conduct the affairs of the Trust and to operate the Trust so that (i) the Trust will not be deemed to be an Investment Company required to be registered under the 1940 Act, (ii) the Trust will not be classified as an entity other than a grantor trust for United States Federal income tax purposes; and (iii) the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustee are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust, as amended from time to time, or this Declaration, that each of the Depositor and the Administrative Trustee determines in their discretion to be necessary or desirable for such purposes. In no event shall the Trustees be liable to the Trust or the Holders for any failure to comply with this Section that results from a change in law or regulation or in the interpretation thereof.

     Section 2.08. Assets of Trust. The assets of the Trust shall consist of the Trust Property.

     Section 2.09. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the

Securityholders and the Trust in accordance with this Declaration.

                                   ARTICLE III

                                 Payment Account

     Section. 3.01  Payment Account.

     (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee for the exclusive benefit of the Securityholders. The Property Trustee shall have exclusive control of the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration; provided that any Paying Agent shall have the right of withdrawal with respect to the Payment Account solely for the purpose of making the payments contemplated under Article IV.

     (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on the Debentures and any amounts paid to the Property Trustee pursuant to the Guarantee. Amounts held in the Payment Account shall not be invested pending distribution thereof.

                                   ARTICLE IV

                            Distributions; Redemption

     Section 4.01. Distributions. The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including any Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including any Compounded Interest) are made on the Debentures. Accordingly:

     (a) Distributions on the Trust Securities shall be cumulative, and shall accumulate whether or not there are funds of the Trust available for the payment
of Distributions. Distributions shall accumulate from          , 2003 and,
except during an Extension Period for the Debentures pursuant to the Indenture, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on 2003. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, payment of such Distributions shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.01(a) is referred to as a "Distribution Date").

     Within five Business Days after receipt by the Property Trustee of notice of an Extension Period pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.10, notice thereof to the Securityholders and the Administrative Trustee, unless such exercise shall have been revoked.

     (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and, subject to Sections 4.03 and 4.06 hereof, all Distributions will be made pro rata on each of the Trust Securities. Distributions on the Trust Securities shall be payable at a rate of % per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed based on the actual number of days elapsed per 90-day quarter. The amount of Distributions payable for any period shall include any Additional Amounts in respect of such period.

     (c) Distributions on the Trust Securities shall be made from the Payment Account by the Property Trustee or any Paying Agent and shall be payable on each Distribution Date only to the extent that the Trust has funds then available in the Payment Account for the payment of such Distributions.

     (d) Distributions on the Trust Securities on each Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to such Distribution Date; provided, however, that in the event that the Preferred Securities are not in book-entry-only form, the relevant record date shall be the 15th day of the last month of each calendar quarter, whether or not a Business Day.

     Section  4.02.  Redemption.

     (a) Upon receipt by the Trust of a notice of redemption of Debentures, the Trust will call for redemption a Like Amount of Trust Securities at the Redemption Price on the Debenture

Redemption Date and will call for redemption all Outstanding Trust Securities on the stated maturity date of the Debentures.

     (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall state:

          (i)    the Redemption Date;

          (ii)   the Redemption Price;

          (iii)  the CUSIP number;

          (iv) the place or places where Trust Securities Certificates are to be surrendered for payment of the Redemption Price;

          (v) that on the Redemption Date the Redemption Price will become payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after such date; and

          (vi) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and total Liquidation Amount of the particular Trust Securities to be redeemed.

     The Trust in issuing the Trust Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related materials.

     (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption or payment at maturity of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then available in the Payment Account for the payment of such Redemption Price.

     (d) If the Trust, by action of the Property Trustee, gives a notice of redemption in respect of any Trust Securities, then, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the Redemption Price for the Trust Securities being redeemed on such date and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of such Trust Securities upon surrender of their Trust Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the record dates for the related Distribution Dates. If notice of redemption shall have been given and funds irrevocably deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused, and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

     (e) Subject to Section 4.03(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated 3% to the Common Securities and 97% to the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate; provided that so long as the Preferred Securities are represented by one or more Book-Entry Preferred Securities Certificates, such selection shall be made in accordance with the customary procedures for the Clearing

Agency for the Book-Entry Preferred Securities. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption. If fewer than all of the Trust Securities represented by a Trust Securities Certificate are redeemed, the Administrative Trustee shall execute for the Holder a new Trust Securities Certificate representing the unredeemed Trust Securities. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed.

     Section  4.03.  Subordination of Common Securities.

     (a) Payment of Distributions (including Additional Amounts) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.02(e), pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date, a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts) on, or Redemption Price of, any Common Security, and no other payment on account of the liquidation of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts) on all Outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price, the full amount of such Redemption Price on all Outstanding Preferred Securities then being redeemed, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts) on, or the Redemption Price of, Preferred Securities then due and payable.

     (b) In the case of the occurrence and continuance of any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any related Event of Default under this Declaration and such Debenture Event of Default until the effect of such related Event of Default and such Debenture Event of Default has been cured, waived or otherwise eliminated. Until any such Event of Default under this Declaration and such Debenture Event of Default has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

     Section  4.04  Payment Procedures. Payments of Distributions pursuant to
Section 4.01 in respect of the Preferred Securities shall be made by check mailed to the address of the Holder thereof as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency by wire transfer in immediately available funds pursuant to the Applicable Procedures. Payments of Distributions pursuant to Section 4.01 in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities. Payment of the Redemption Price or Liquidation Distribution of the Trust Securities shall be made in immediately available funds upon surrender of the Trust Securities Certificate representing such Trust Securities at the Corporate Trust Office of the Property Trustee.

     Section 4.05. Tax Returns and Reports. The Administrative Trustee shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, State and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustee shall (a) prepare and file (or cause to be prepared or filed) all appropriate Internal Revenue Service forms required to be filed in respect of the Trust by January 31 in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the related Internal Revenue Service forms required to be provided by the Trust. The Administrative Trustee shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

     Section 4.06. Payments under Indenture. Any amount payable hereunder to any Holder of Preferred Securities (or Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to Section 508 of the Indenture, pursuant to Section
5.13 of this Declaration or pursuant to the Guarantee.

     Section 4.07. Payment of Taxes, Duties, etc. of the Trust. Upon receipt under the Debentures of Additional Interest, the Property Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

                                    ARTICLE V

                          Trust Securities Certificates

     Section 5.01. Initial Ownership. Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

     Section 5.02. The Trust Securities Certificates. The Trust Securities Certificates shall be issued representing one or more Trust Securities. Trust Securities Certificates representing fractional interests shall not be issued. The Trust Securities Certificates shall be executed on behalf of the Trust by manual signature of the Administrative Trustee or by a facsimile signature of the Administrative Trustee countersigned by the Securities Registrar. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04.

     Section 5.03. Delivery of Trust Securities Certificates. On the Closing Date, the Administrative Trustee shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Section 2.04, to be executed on behalf of the Trust as provided in Section 5.02 and delivered, to or upon a written order of, the Depositor signed by any of its Chairman of the Board, its Vice Chairman, its President, any Vice President or the Treasurer, without further corporate action by the Depositor, in authorized denominations. The written order of the Depositor shall be accompanied by an Officers' Certificate and an Opinion of Counsel. Upon their original issuance, Preferred Securities Certificates shall be issued in the form of one or more Book-Entry Preferred Securities Certificates registered in the name of DTC, as Clearing Agency, or its nominee and deposited with DTC or a custodian for DTC for credit by DTC to the respective accounts of the Owners thereof (or such other accounts as they may direct). A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

     Section 5.04. Registration of Transfer and Exchange of Preferred Securities Certificates.

     (a) A registrar appointed by the Depositor (the "Securities Registrar") shall keep or cause to be kept, at the office or agency maintained pursuant to
Section 5.08, a register (the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Trust Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar; any successor Securities Registrar shall be appointed by the Depositor.

     Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.08, the Administrative Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates representing the same number of Preferred Securities dated the date of execution by the Administrative Trustee. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.08. The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption or after the Liquidation Date.

     Preferred Securities presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustee and the Securities Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Securities Registrar in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Preferred Securities, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities.

     (b) Notwithstanding any other provision of this Declaration, transfers and exchanges of Preferred Securities Certificates and beneficial interests in a Book-Entry Preferred Securities Certificate of the kinds specified in this
Section 5.04(b) shall be made only in accordance with this Section 5.04(b).

          (i) Definitive Preferred Securities Certificate to Book-Entry Preferred Securities Certificate. If the Holder of a Preferred Securities Certificate wishes at any time to transfer all or any portion of such Preferred Securities Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Book-Entry Preferred Securities Certificate, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Preferred Securities Certificate as provided in Section 5.04(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Book-Entry Preferred Securities Certificate of a specified number of Preferred Securities not greater than the number of Preferred Securities represented by such Preferred Securities Certificate be credited to a specified Clearing Agency Participant's account, then the Securities Registrar shall cancel such Preferred Securities Certificate (and issue a new Definitive Preferred Securities Certificate in respect of any untransferred portion thereof) as provided in Section 5.04(a) and increase the aggregate Liquidation Amount of the Book-Entry Preferred Securities Certificate by the Liquidation Amount represented by such Preferred Securities so transferred as provided in Section 5.11(c).

          (ii) Definitive Preferred Securities Certificate to Definitive Preferred Securities Certificate. A Definitive Preferred Securities Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Definitive Preferred Securities Certificate as provided in Section 5.04(a).

          (iii) Exchanges between Book-Entry Preferred Securities Certificate and Definitive Preferred Securities Certificate. A beneficial interest in a Book-Entry Preferred Securities Certificate may be exchanged for a Definitive Preferred Securities Certificate as provided in Section 5.11.

     Section 5.05. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate, and (b) there shall be delivered to the Securities Registrar and the Administrative Trustee such security or indemnity as may be required by them to hold the Securities Registrar and the Trust harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustee, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like tenor. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustee or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

     Section 5.06. Persons Deemed Securityholders. Prior to due presentation of a Trust Security Certificate for registration of transfer, the Administrative Trustee, the Paying Agent or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner and Holder of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees, the Paying Agent nor the Securities Registrar shall be bound by any notice to the contrary.

     Section 5.07. Access to List of Securityholders' Names and Addresses. In the event that the Property Trustee is no longer the Securities Registrar, the Administrative Trustee or the Depositor shall furnish or cause to be furnished a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly not later than 10 days prior to a Distribution Date and (b) to the Property Trustee, promptly after receipt by the Administrative Trustee or the Depositor of a request therefor from the Property Trustee in order to enable the Paying Agent to pay Distributions in accordance with Section 4.01 hereof, in each case to the extent such information is in the possession or control of the

Administrative Trustee or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Declaration or under the Trust Securities, and the corresponding rights of the Property Trustee shall be as provided in the Trust Indenture Act. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold the Depositor, the Property Trustee, the Administrative Trustee or the Delaware Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 5.08. Maintenance of Office or Agency. The Securities Registrar shall maintain in New York, New York an office or offices or agency or agencies where Preferred Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency, which shall initially be at the Corporate Trust Office of the Property Trustee.

     Section. 5.09 Appointment of Paying Agent. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making Distributions. The Administrative Trustee may revoke such power and remove the Paying Agent, provided that such revocation and removal with respect to the sole Paying Agent shall not become effective until the appointment of a successor. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustee and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustee and the Depositor, and, if applicable, the Property Trustee, provided that such resignation with respect to the sole Paying Agent shall not become effective until the appointment of a successor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustee shall appoint a successor that is acceptable to the Property Trustee (in the case of any other Paying Agent) and the Depositor to act as Paying Agent (which shall be a bank or trust company and have a combined capital and surplus of at least $50,000,000). The Administrative Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustee to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all of such sums remaining unclaimed to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return such sums in its possession to the Property Trustee. The provisions of Sections 7.01, 7.03 and
7.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 5.10. Transfer of Securities. Subject to this Article V, the Depositor and any Affiliate may only transfer Common Securities to the Depositor or an Affiliate of the Depositor; PROVIDED THAT, any such transfer is subject to the condition precedent that the transferor obtain an opinion of counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

          (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

     Section 5.11. Book-Entry Preferred Securities Certificates; Common Securities Certificate.

     (a) The Preferred Securities, upon original issuance on the Closing Date, will not be engraved but will be issued in the form of one or more printed or typewritten Book-Entry Preferred Securities Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Book-Entry Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency.

     (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

     (c) If any Book-Entry Preferred Securities Certificate is to be exchanged for other Preferred Securities Certificates or canceled in part, or if any other Preferred Securities Certificate is to be exchanged in whole or in part for Book-Entry Preferred Securities represented by a Book-Entry Preferred Securities Certificate, then either (i) such Book-Entry Preferred Securities Certificate shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the aggregate Liquidation Amount represented by such Book-Entry Preferred Securities Certificate shall be reduced, subject to Section 5.02, or increased by an amount equal to the Liquidation Amount represented by that portion of the Book-Entry Preferred Securities Certificate to be so exchanged or canceled, or equal to the Liquidation Amount represented by such other Preferred Securities Certificates to be so exchanged for Book-Entry Preferred Securities represented thereby, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Property Trustee shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon surrender to the Administrative Trustees or the Securities Registrar of the Book-Entry Preferred Securities Certificate or Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustee shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. None of the Securities Registrar, the Trustees or the Administrative Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Holders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustee, as evidenced by the execution thereof by the Administrative Trustee.

     (d) Every Preferred Securities Certificate executed and delivered upon registration of transfer of, or in exchange for or in lieu of, a Book-Entry Preferred Securities Certificate or any portion thereof, whether pursuant to this Article V or Article IV or otherwise, shall be executed and delivered in the form of, and shall be, a Book-Entry Preferred Securities Certificate, unless such Preferred Securities Certificate is registered in the name of a Person other than the Clearing Agency for such Book-Entry Preferred Securities Certificate or a nominee thereof.

     (e) The Clearing Agency or its nominee, as registered owner of a Book-Entry Preferred Securities Certificate, shall be the Holder of such Book-Entry Preferred Securities Certificate for all purposes under this Declaration and the Book-Entry Preferred Securities Certificate, and Owners with respect to a Book-Entry Preferred Securities Certificate shall hold such interests pursuant to the Applicable Procedures. The Securities Registrar, the Administrative Trustee and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of the Liquidation Amount of and Distributions on the Book-Entry Preferred Securities represented thereby and the giving of instructions or directions by Owners of Book-Entry Preferred Securities represented thereby) as the sole Holder of the Book-Entry Preferred Securities represented thereby and shall have no obligations to the Owners thereof. None of the Property Trustee, the Administrative Trustees nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency. The rights of the Owners of the Book-Entry Preferred Securities shall be exercised only through the Clearing Agency and shall be limited to those established by law, the Applicable Procedures and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants; PROVIDED that, solely for the purpose of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Preferred Security Certificates have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.4(b), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants, and none of the Depositor, the Administrative Trustee or the Trustees shall have any responsibility or obligation with respect thereto.

     Section 5.12. Definitive Preferred Securities Certificates If (a) the Depositor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates or the Clearing Agency is no longer registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and the Depositor is unable to locate a qualified successor within 90 days, (b) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency or
(c) an Event of Default occurs and is continuing, then the Administrative Trustee shall issue Definitive Preferred Securities Certificates. Upon surrender to the Administrative Trustee of the Book-Entry Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustee shall execute and deliver the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustee, as evidenced by the execution thereof by the Administrative Trustee.

     Section  5.13. Rights of Securityholders; Waiver of Past Defaults.

     (a) The Securityholders shall not have any right or title to the Trust Property other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     (b) For so long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Property Trustee, the Depositor and the Debenture Trustee.

     At any time after a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, if the Property Trustee fails to annul any such declaration and waive such default, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, by written notice to the Property Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all of the Debentures,

               (B) any accrued Compounded Interest on all of the Debentures,

               (C) the principal of (and premium, if any, on) any Debentures that have become due otherwise than by such declaration of acceleration and interest and Compounded Interest thereon at the rate borne by the Debentures, and

               (D) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

          (ii) all Events of Default with respect to the Debentures, other than the non-payment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in
     Section 5.13 of the Indenture.

     The Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default or Event of Default under the Indenture, except a default or Event of Default in the payment of principal or interest (unless such default or Event of Default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default or Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Preferred Securities a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; PROVIDED that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

     (c) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, upon a Debenture Event of Default specified in Section 501(1) or 501(2) of the Indenture, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 508 of the Indenture, for enforcement of payment to such Holder of any amounts payable in respect of Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Section 5.13(b) and this Section 5.13(c), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Debentures.

     (d) Except as otherwise provided in paragraphs (a), (b) and (c) of this
Section 5.13, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 5.14. Notices to Clearing Agency. To the extent that a notice or other communication to the Holders is required under this Declaration, for so long as Preferred Securities are represented by a Book-Entry Preferred Securities Certificate, the Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

                                   ARTICLE VI

                    Acts of Securityholders; Meetings; Voting

     Section  6.01. Limitations on Voting Rights.

     (a) Except as provided herein and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

     (b) So long as any Debentures are held by the Property Trustee on behalf of the Trust, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or execute any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default which may be waived under Section 513 of the Indenture, (iii) exercise any right to rescind or annul an acceleration of the principal of all the Debentures or (iv) consent to any amendment or modification of the Indenture, where such consent shall be required, without, in each case, obtaining the prior consent of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities; provided, however, that where such consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Outstanding Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice received from the Debenture Trustee as a result of the Trust being the holder of the Debentures. In addition to obtaining the consent of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action not cause the Trust to be taxable as a corporation or classified as an entity other than a grantor trust for United States Federal income tax purposes.

     (c) Subject to Section 10.02(c) hereof, if any proposed amendment to the Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Declaration or otherwise, or (ii) dissolution of or liquidation of the Trust, other than pursuant to the terms of this Declaration, then the Holders of Outstanding Preferred Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities. Notwithstanding any other provision of this Declaration, no amendment to this Declaration may be made if, as a result of such amendment, it would cause the Trust to be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes.

     Section 6.02. Notice of Meetings. Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.10 to each Preferred Securityholder of record, at his/her registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     Section 6.03. Meetings of Preferred Securityholders. No annual meeting of Securityholders is required to be held. The Administrative Trustee, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Holders of at least 25% of the aggregate Liquidation Amount of the Outstanding Preferred Securities and the Administrative Trustee or the Property Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which the Preferred Securityholders are

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entitled to vote.

     Holders of at least a Majority in Liquidation Amount of the Preferred Securities, present in person or by proxy, shall constitute a quorum at any meeting of Preferred Securityholders.

     If a quorum is present at a meeting, an affirmative vote of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Preferred Securityholders, unless this Declaration requires a greater number of affirmative votes.

     Section 6.04. Voting Rights. A Securityholder shall be entitled to one vote for each Trust Security in respect of any matter as to which such Securityholder is entitled to vote.

     Section 6.05. Proxies, etc. At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustee, or with such other officer or agent of the Trust as the Administrative Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

     Section 6.06. Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Holders holding at least a Majority in Liquidation Amount of all Preferred Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Declaration) shall consent to the action in writing. Any action that may be taken by the Holder of all the Common Securities may be taken if such Holders shall consent to the action in writing.

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     Section  6.07. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or for the purpose of any other action, the Administrative Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders, as a record date for the determination of the identity of the Securityholders for such purposes.

     Section 6.08. Acts of Securityholders Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 7.02) conclusive, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him/her the execution thereof. Where such execution is by a signer acting in a capacity other than his/her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his/her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

     The ownership of Trust Securities shall be proved by the Securities
Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor

                                      -40-
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or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

     If any dispute shall arise between the Securityholders and the Administrative Trustee or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

     Section 6.09. Inspection of Records. Upon reasonable notice to the Administrative Trustee and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE VII

                                  The Trustees

     Section  7.01. Certain Duties and Responsibilities.

     (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration and, in the case of the Property Trustee, also by the Trust Indenture Act. The Property Trustee, other than during the occurrence and continuance of an Event of Default, undertakes to perform only such duties as are specifically set forth in this Declaration and, upon an Event of Default, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his/her own affairs. The Trustees shall have all the privileges, rights and immunities provided by the Delaware Statutory Trust Act. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for

                                      -41-
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believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Declaration shall be construed to release the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, the Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, the Administrative Trustee shall not be liable to the Trust or to any Securityholder for the Administrative Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrative Trustee otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustee.

     (b) All payments made by the Property Trustee or any other Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property. Each Securityholder, by its acceptance of a Trust Security, agrees that (i) it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and (ii) the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 7.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Property Trustee, in the Trust Indenture Act.

     (c) The Administrative Trustee shall not be responsible for monitoring the compliance by the other Trustees or the Depositor with their respective duties under this Declaration.

     (d) If an Event of Default has occurred and is continuing, the Property Trustee shall enforce this Declaration for the benefit of the Holders.

     Section 7.02. Notice of Defaults. Within five Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in
Section 10.10, notice of such Event of Default to the Holder, the Administrative Trustee, and the Depositor unless such Event of Default shall have been cured or waived.

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

     The Property Trustee shall not be deemed to have knowledge of any Event of Default unless the Property Trustee shall have received written notice or a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have obtained actual knowledge of such Event of Default.

     Section 7.03. Certain Rights of Property Trustee. Subject to the provisions of Section 7.01:

          (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) if, other than during the occurrence and continuance of an Event of Default, (i) in performing its duties under this Declaration, the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Declaration, the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Declaration, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own negligent action, its own negligent failure to act or its own willful misconduct;

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

          (c) the Property Trustee may consult with counsel or other experts of its selection (and shall notify the Depositor of such consultation) and the advice or opinion of such counsel or other experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (d) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (e) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

          (f) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 7.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

     Section 7.05. May Hold Securities. Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 7.08 and 7.13 and, except as

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provided in the definition of the term Outstanding in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

     Section  7.06  Compensation; Indemnity; Fees.

          (a) The Depositor agrees to pay to the Trustees from time to time such compensation as shall have been agreed in writing with the Depositor for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

          (b) The Depositor agrees, except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligent action, its own negligent failure to act or its own willful misconduct (or, in the case of the Administrative Trustee, any such expense, disbursement or advance as may be attributable to his/her gross negligence).

          (c) The Depositor agrees to indemnify each of the Property and Delaware Trustees or any predecessor of such Trustee for, and to hold such Trustees harmless against, any and all loss, damage, claims, liability, penalty or expense including taxes (other than taxes based on the income of such Trustee) incurred without its own negligent action, its own negligent failure to act or its willful misconduct, arising out of or in connection with the acceptance or administration of this Declaration, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          (d)(i) The Depositor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful;

          (ii) The Depositor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper;

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 7.06(d), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (iv)   Expenses (including attorneys' fees) incurred by a

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

     Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 7.06(d) shall be paid by the Depositor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Depositor as authorized in this Section 7.06(d). Notwithstanding the foregoing, no advance shall be made by the Depositor if a determination is reasonably and promptly made (i) by independent legal counsel in a written opinion or (ii) the Common Security Holder of the Trust, that, based upon the facts known to the counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

          (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 7.06(d) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Depositor or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 7.06(d) shall be deemed to be provided by a contract between the Depositor and each Company Indemnified Person who serves in such capacity at any time while this Section 7.06(d) is in effect. Any repeal or modification of this
     Section 7.06(d) shall not affect any rights or obligations then existing.

          (vi) The Depositor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Depositor would have the power to indemnify him against such liability under the provisions of this Section 7.06(d).

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

          (vii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 7.06(d) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     No Trustee may claim any Lien or charge on any Trust Property as a result of any amount due pursuant to this Section 7.06.

     The provisions of this Section 7.06 shall survive the termination of this Declaration.

     The Depositor, any Trustee and any Paying Agent may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, any Paying Agent nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor, any Trustee or any Paying Agent shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee or Paying Agent may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

     Section  7.07. Corporate Property Trustee Required; Eligibility of
Trustees.

     (a) There shall at all times be a Property Trustee hereunder. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     (b) There shall at all times be one or more Administrative Trustees hereunder. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

     (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

     Section 7.08. Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration. The Guarantee and the Indenture shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     Section 7.09. Co-Trustees and Separate Trustee. Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustee (and if more than one Administrative Trustee, by agreed action of the majority of such Trustees) shall have power (i) to appoint, and upon the written request of the Administrative Trustee the Depositor shall for such purpose join with the Administrative Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and (ii) to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

     Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

          The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (b) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this
     Section 7.09.

          (c) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee, or any other trustee hereunder.

          (d) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

          (e) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 7.10. Resignation and Removal; Appointment of Successor. No resignation or removal of any Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.11.

     Subject to the immediately preceding paragraph, any Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders.

     Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Holder of the Common Securities. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time only by Act of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities then Outstanding, delivered to such Trustee (in its individual capacity and on behalf of the Trust). The Administrative Trustee may only be removed by the Holder of Common Securities at any time.

     If the instrument of acceptance by the successor Trustee required by
Section 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of

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resignation or removal, the Trustee may petition, at the expense of the
Depositor, any court of competent jurisdiction for the appointment of a successor Trustee.

     If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Holder of Common Securities, by Act of the Holder of Common Securities delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees of the Trust, and the retiring Trustee shall comply with the applicable requirements of Section 7.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Event of Default has occurred and is continuing, the Holders of Preferred Securities, by Act of the Securityholders of at least a Majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section
7.11. If any Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee at a time when a Debenture Event of Default shall have occurred and be continuing, the Holder of Common Securities shall appoint a successor Administrative Trustee. If no successor Trustee shall have been so appointed by the Holder of Common Securities or the Holders of a Majority in Liquidation Amount of the Preferred Securities, as the case may be, and accepted appointment in the manner required by Section 7.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.10 and shall give notice to the Depositor. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

     Notwithstanding the foregoing or any other provision of this Declaration, in the event any Administrative Trustee or Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (b) otherwise by the

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Depositor (with the successor in each case being a Person who satisfies the eligibility requirements for Administrative Trustee or for the Delaware Trustee, as the case may be, set forth in Section 7.07).

     Section 7.11. Acceptance of Appointment by Successor In case of the appointment hereunder of a successor Trustee, the retiring Trustee and each successor Trustee shall execute and deliver to the Trust and the retiring Trustee an amendment hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such amendment shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and upon the execution and delivery of such amendment the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee and the Trust; but, on request of the Trust or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all Trust Property, all proceeds thereof and money held by such retiring Trustee hereunder.

     Upon request of any such successor Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 7.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which any of the Trustees may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such Person shall be otherwise qualified and

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eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 7.13. Preferential Collection of Claims Against Depositor or Trust. If and when the Property Trustee or the Delaware Trustee shall be or become a creditor (whether directly or indirectly, secured or unsecured) of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), including under the terms of Section 7.05 hereof, the Property Trustee or the Delaware Trustee, as the case may be, shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

     Section 7.14. Reports by Property Trustee. Not later than 60 days after May 15 of each year commencing with May 15, 2004, the Property Trustee shall transmit to all Holders in accordance with Section 10.10, and to the Depositor, a brief report, dated as of May 15 of such year, with respect to: (i)its eligibility under Section 7.07 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; (ii) a statement that the Property Trustee has complied with all of its obligations under this Declaration during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such December 31 or, if the Property Trustee has not complied in any material respect with such obligations, a description of such noncompliance; and (iii)any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities. In addition the Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national stock exchange, the Nasdaq National Market or such other interdealer quotation system or self-regulatory organization upon which the Trust Securities are listed or traded, with the Commission and with the Depositor. The Trust will promptly notify the Property Trustee when any Preferred Securities are listed on any stock exchange.

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     Section  7.15. Reports to the Property Trustee. The Depositor and the
Administrative Trustee on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. The Depositor and the Administrative Trustee on behalf of the Trust shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all of the terms and covenants applicable to such Person hereunder.

     Section 7.16. Evidence of Compliance with Conditions Precedent. The Depositor and the Administrative Trustee on behalf of the Trust shall provide to the Property Trustee evidence of compliance with the conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act.

     Section 7.17. Statements Required in Officers' Certificate and Opinion of Counsel. Each Officers' Certificate and Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Declaration shall include:

          (1) a statement that each Person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

          (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement that, in the opinion of such Person, such covenant or condition has been complied with; provided, however, that with respect to matters of fact not involving any legal conclusion, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

     Section  7.18. Number of Trustees.

     (a) The number of Trustees shall be three, provided that the Holder of all of the Common Securities by written instrument may

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increase and, if increased, may decrease the number of Administrative Trustees.

     (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 7.18(a), or if the number of Trustees is increased pursuant to Section 7.18(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 7.10.

     (c) The death, resignation, retirement, removal, bankruptcy, dissolution, termination, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 7.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Declaration), shall have all the powers granted to the Administrative Trustee and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

     Section. 7.19  Delegation of Power.

     (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

     (b) the Administrative Trustees shall have power to delegate from time to time to such of their number, if there is more than one Administrative Trustee, or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     Section 7.20. Voting. Except as otherwise provided in this Declaration, the consent or vote of the Trustees shall be approved by not less than a majority of the Administrative Trustees.

     Section 7.21 Property Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the

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property of the Trust or of such other obligor or their creditors, the Property
Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered by intervention in such proceeding or otherwise:

     (b) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (c) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

     Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                  ARTICLE VIII

                           Dissolution and Liquidation

     Section 8.01. Dissolution Upon Expiration Date. Unless earlier dissolved, the Trust shall automatically dissolve on
          (the "Expiration Date").

     Section 8.02. Early Dissolution. The earliest to occur of any of the following events is an "Early Dissolution Event" upon

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the occurrence of which the Trust shall be dissolved:

          (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of the Depositor or an acceleration of the maturity of the Debentures pursuant to Section 502 of the Indenture;

          (b) upon the election of the Depositor to liquidate the Trust and cause the distribution of a Like Amount of Debentures to the Holders of the Trust Securities (which election is optional and wholly within the discretion of the Depositor);

          (c) the redemption of all of the Trust Securities; and

          (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

     The election of the Depositor pursuant to Section 8.02(b) shall be made by the Depositor giving written notice to the Trustees not less than 30 days prior to the date of distribution of the Debentures. Such notice shall specify the date of distribution of the Debentures.

     Section 8.03. Dissolution. The respective obligations and responsibilities of the Trustees and the Trust continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 8.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustee, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

     Section  8.04. Liquidation.

     (a) If an Early Dissolution Event specified in clause (a) or (d) of Section
8.02 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debentures, subject to Section 8.04(d). If an Early Dissolution Event specified in clause
(b) occurs, the Trust shall be liquidated by the Trustee on the date of distribution of the Debentures specified by the Depositor in its notice delivered pursuant to Section 8.02. Notice of liquidation shall be given by the

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Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

          (ii)   state the Liquidation Date;

          (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

          (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for certificates evidencing Debentures, or, if Section 8.04(d) applies, receive a Liquidation Distribution, as the Administrative Trustee or the Property Trustee shall deem appropriate.

     (b) Except where Section 8.02(c) or 8.04(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

     (c) Except where Section 8.02(c) or 8.04(d) applies, on or after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustee or its agent for exchange, (iii) the Depositor shall use its best efforts to have the Debentures listed on the New York Stock Exchange or such other exchange, interdealer quotation system or self-regulatory organization as the Preferred Securities are then listed and shall take any reasonable action necessary to effect the distribution of the Debentures, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments or interest or principal will be made to Holders of Trust Securities

Certificates with respect to such Debentures) and (v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates.

     (d) In the event that, notwithstanding the other provisions of this Section 8.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, or if an Early Dissolution Event specified in clause (c) of Section
8.02 occurs, the Trust Property shall be liquidated, and the Trust shall be dissolved, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default specified in
Section 501(1) or 501(2) of the Indenture has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities, and no Liquidation Distribution will be paid to the Holders of the Common Securities unless and until receipt by all Holders of the Preferred Securities of the entire Liquidation Distribution payable in respect thereof.

                                   ARTICLE IX

                                  Mergers, Etc.

     Section 9.01. Mergers, Consolidations, Amalgamations or Replacements of the Trust. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person except as described below or under Article VIII. The Trust may, at the request of the Depositor, with the consent of the Administrative Trustee and

                                      -60-
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without the consent of the Holders of the Preferred Securities, merge with or into, consolidate, amalgamate, or be replaced by, a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to the payment of Distributions and payments upon liquidation and redemption, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee with respect to the Debentures, (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation or replacement does not adversely affect the material rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation or replacement, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation or replacement, neither the Trust nor such successor entity will be required to register as an Investment Company and (viii) the Depositor or any permitted successor assignee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee and this Declaration. Notwithstanding the foregoing, the Trust shall not, except with the consent of all Holders of the Preferred Securities, merge with or into, consolidate, amalgamate, or be replaced by, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the successor entity not to be classified as a grantor trust for United States Federal income tax purposes.

                                    ARTICLE X

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                            Miscellaneous Provisions

     Section. 10.01. Limitation of Rights of Securityholders. The death or incapacity, bankruptcy, dissolution and termination of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration, or dissolve, terminate or annul the Trust, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Section. 10.02  Amendment.

     (a) This Declaration may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provisions in this Declaration that may be inconsistent with any other provision or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of this Declaration; (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will not be taxable as a corporation or partnership and instead will be classified as a grantor trust for United States federal income tax purposes at all times that any Trust Securities are outstanding,to ensure that the Debentures will be treated as indebtedness of the Depositor or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act; provided that in the case of either clauses (i) or (ii) such action shall not adversely affect in any material respect the interests of any Securityholder. Any amendments of this Declaration pursuant to Section 10.02(a) shall become effective when notice thereof is given to the Securityholders.

     (b) Except as provided in Section 10.02(a) and 10.02(c) hereof, any provision of this Declaration may be amended by the Trustees and the Depositor with the consent of Holders of at least a Majority of the Liquidation Amount of the Preferred Securities.

     (c) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Declaration may not be amended

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

to (i) change the amount, timing or currency of any Distribution or Liquidation Distribution on the Trust Securities or otherwise adversely affect the method of payment of any Distribution or Liquidation Distribution required to be made in respect of the Trust Securities as of a specified date;and (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after the related date; and, notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), paragraph (b) of this
Section 10.02 may not be amended.

     (d) Notwithstanding any other provisions of this Declaration, no amendment to this Declaration shall be made without receipt by the Trust of an Opinion of Counsel experienced in such matters to the effect that such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or its exemption from regulation as an Investment Company.

     (e) Notwithstanding anything in this Declaration to the contrary, without the consent of the Depositor, this Declaration may not be amended in a manner which imposes any additional obligation on the Depositor.

     (f) In the event that any amendment to this Declaration is made, the Administrative Trustee shall promptly provide to the Depositor a copy of such amendment.

     (g) In executing any amendment to this Declaration, the Property Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Declaration. Except as contemplated by Section 7.11, a Trustee may, but shall not be obligated to, enter into any amendment to this Declaration which affects the Trustee's own rights, duties or immunities under this Declaration or otherwise.

     Section 10.03. Severability. In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 10.4. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

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     Section  10.05. Certain Accounting Matters. At all times during the existence of the Trust, the Administrative Trustee shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustee.

     Section 10.06. Governing Law. THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS DECLARATION AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE PORVISONS OF SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THIS TRUST.

     Section 10.07. Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day (except as otherwise provided herein, with the same force and effect as though made on the date fixed for such payment), and no interest shall accumulate thereon for the period after such date to the date of payment on such succeeding day.

     Section 10.08. Successors and Assigns. This Declaration shall be binding upon and shall inure to the benefit of any successor to the Trust or successor Trustee or both, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article Eight of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

     Section 10.09. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

     Section 10.10. Reports, Notices and Demands. Any report, notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, certified mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of a Preferred Security, to such Holder of a Preferred Security as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Holder of a Common Security or the Depositor, to Baltimore Gas and Electric Company, 39 W. Lexington Street, Baltimore, MD 21201,,
Attention: Treasurer, facsimile no.: (410)-234-5367, or such other address as may be specified by the Holder or the Depositor, as the case may be, to the Property Trustee. Such notice, demand or other communication to or upon a Securityholder or the Depositor shall be deemed to have been sufficiently given or made, for all purposes, upon receipt.

     Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustee shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York, Attention: Corporate Trust Office; (b) with respect to the Delaware Trustee to The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Trust Department; and (c) with respect to the Administrative Trustee, to the address above for notices to the Depositor, marked "Attention: Administrative Trustee of BGE Capital Trust II c/o Treasurer." Such notice, demand or other communication to or upon the Trust, the Delaware Trustee or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust, the Delaware Trustee or the Property Trustee, as the case may be.

     Section 10.11. Agreement Not to Petition Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article VIII, they shall not file, or join in the filing of, a petition against the Trust under any Bankruptcy Laws or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor or any of the Trustees takes action in violation of this Section 10.11, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor or any of the Trustees, as applicable, against the Trust or the commencement of such action and raise the defense that the Depositor or Trustee, as applicable, has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. The provisions of this Section 10.11 shall survive the termination of this Declaration.

     Section  10.12. Trust Indenture Act; Conflict with Trust Indenture Act.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

     (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Declaration by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Declaration modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration as so modified or excluded, as the case may be.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     Section 10.13 Acceptance of Terms of Declaration, Guarantee and Indenture. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTERST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

     Section 10.14. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE XI

            Representations of Property Trustee and Delaware Trustee

     Section 11.01. Representations and Warranties of Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Depositor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Depositor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) the Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of its state of organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

          (b) the execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to generally principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) the execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee; and

          (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

     Section  11.02. Representations and Warranties of Delaware Trustee.

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Depositor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Depositor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

          (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration; and

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                            BALTIMORE GAS AND ELECTRIC COMPANY,
                                            as Depositor

                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title: Vice President

                                            THE BANK OF NEW YORK
                                            Property Trustee

                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:

                                            THE BANK OF NEW YORK (DELAWARE)
                                            as Delaware Trustee

                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:

                                            as Administrative Trustee

                                            ------------------------------------

                                                                       EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                                BGE CAPITAL TRUST

          THIS CERTIFICATE OF TRUST of BGE Capital Trust II (the "Trust"), dated as of____________, is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801, et seq.).

          (i) Name. The name of the statutory trust being formed hereby is BGE Capital Trust II.

          (ii) Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are :

          The Bank of New York (Delaware)
          White Clay Center, Route 273
          Newark, DE 19711

          (iii) Effective Date. This Certificate of Trust shall be effective as of its filing.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                            The Bank of New York, as Trustee

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            The Bank of New York, Delaware, as
                                            Trustee

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            ------------------------------------
                                            , as Trustee

                                                                       EXHIBIT B

           THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN
               SECTION 5.10 OF THE DECLARATION REFERRED TO HEREIN

                               Certificate Number

                                       C-1

                           Number of Common Securities
                                   ----------
                    Certificate Evidencing Common Securities
                                       of
                              BGE Capital Trust II

                            _____% Common Securities
                  (liquidation amount $25 per Common Security)

     BGE Capital Trust II, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Baltimore Gas and Electric Company (the "Holder") is the registered owner of ________________________ (_______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated as the _____% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). In accordance with Section 5.10 of the Declaration (as defined below) the Common Securities are transferable upon the books and records of the Trust only to the Holder or any Affiliate of the Holder, subject to the procedures and conditions set forth in Section 5.10 of the Declaration. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of the Trust dated as of _________, 2003 as the same may be amended from time to time (the "Declaration") among Baltimore Gas and Electric Company, as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware) as Delaware Trustee and the Administrative Trustee named therein. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, the Administrative Trustee of the Trust has executed this certificate this ____ day of__________,2003.

                                        BGE CAPITAL TRUST II


                                        By:
                                             ---------------------------
                                        Name:                , as
                                        Administrative Trustee

                                                                       EXHIBIT C

                               Certificate Number

                                       P-1


                                                  Number of Preferred Securities
                                                            CUSIP NO. __________

                   Certificate Evidencing Preferred Securities
                                       of
                              BGE Capital Trust II

                        _____% Trust Preferred Securities
                 (liquidation amount $25 per Preferred Security)

     BGE Capital Trust II, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of _________, _________________________ (_________)
preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the BGE Capital Trust II _____% Trust Preferred Securities (liquidation amount $25 per Preferred Security)(the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of the Trust dated as of __________, 2003 as the same may be amended from time to time (the "Declaration")") among Baltimore Gas and Electric Company, as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware) as Delaware Trustee and the Administrative Trustee named therein. The Holder is entitled to the benefits of the Preferred Securities Guarantee Agreement entered into by Baltimore Gas and Electric Company, a Maryland, corporation, and The Bank of New York as guarantee trustee, dated as of _________, 2003 (the "Preferred Securities Guarantee") to the extent provided therein, together with the obligations of Baltimore Gas and Electric Company under the Declaration, its _________% Deferrable Interest Subordinated Debentures, and the Indenture related to such Deferrable Interest Subordinated Debentures. The Trust will furnish a copy of the aforementioned agreements and instruments to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     This Preferred Securities Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Administrative Trustee of the Trust has executed this certificate this ____ day of _________, 2003.


                                        BGE CAPITAL TRUST II


                                        By:
                                             ----------------------------------
                                               Name:
                                               as Administrative Trustee

Countersigned:

THE BANK OF NEW YORK, as Securities Registrar


By:
   -----------------------------------
     Name:
     Title:

     [To be included on face of Book-Entry Preferred Securities Certificate]

     THIS PREFERRED SECURITY IS A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE DECLARATION PREVIOUSLY REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.

     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, (55 WATER STREET, NEW
YORK) TO BGE CAPITAL TRUST II OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF

CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Preferred Security will be fixed at a rate per annum of _____% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

     Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on __________, 2003, which payment dates shall correspond to the interest payment dates on the Debentures. The Issuer of the Debentures has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters or the final maturity date of the Debentures (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the issuer of the Debentures may further extend such Extension Period; PROVIDED THAT such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or the final maturity date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period or, if earlier, upon redemption of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the issuer of the Debentures may commence a new Extension Period, subject to the above requirements.

     The Preferred Securities shall be redeemable as provided in the Declaration.

                                   ----------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)


and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -----------------------------

Signature:
           ------------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guaranty:
                    ----------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the [Registrar], which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the [Registrar] in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.